Company Overview June 2014 Exhibit 99

- 2 - Cautionary • This presentation and the accompanying oral remarks include descriptions of our current business, operations, assets and other matters affecting the Company as well as “forward-looking statements,” as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, in connection with this presentation, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as, but not l imited to, “will,” “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “optimistic,” “likely,” “would,” “could” and similar expressions or phrases identify forward-looking statements. • All descriptions of our business, operations and assets, as well as all forward-looking statements involve risks and uncertainties. Many risks and uncertainties are inherent in business generally and the markets in which the Company operates or proposes to operate. Other risks and uncertainties are more specific to the Company’s businesses including businesses the Company acquires. There may be risks and uncertainties not currently known to us. The occurrence of risks and uncertainties and the impact of such occurrences is often not predictable or within the Company’s control. Such impacts could adversely effect the Company’s business, operations or assets as well as the Company’s results and, in some cases, such effect could be material. • All written and verbal descriptions of our business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risks, uncertainties and cautionary statements contained herein. • All such descriptions and forward-looking statements speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such descriptions or forward-looking statements whether as a result of additional information, future events or otherwise. • Risks and uncertainties that may adversely impact our current business, operations, assets, or other matters affecting the Company, and which may cause actual results to differ materially from expected results include, among others: economic trends and conditions affecting the economy in general and/or the Company’s end-use markets; prices and availability of raw materials including styrene, butadiene, vinyl acetate monomer, polyvinyl chloride, acrylonitri le, acrylics and textiles; ability to increase pricing to offset raw material cost increases; product substitution and/or demand destruction due to product technology, performance or cost disadvantages; high degree of customer concentration and potential loss of a significant customer; supplier, customer and/or competitor consolidation; customer credit and bankruptcy risk; failure to successfully develop and commercialize new products; a decrease in regional customer demand due to reduced in-region production or increased import competition; risks associated with international operations including political unrest, fluctuations in exchange rates, and regulatory uncertainty; failure to successfully implement productivity enhancement and cost reduction initiatives; risks associated with chemical handling and manufacturing and with acts of war, terrorism, natural disasters or accidents, including fires, floods, explosions and releases of hazardous substances; unplanned full or partial suspension of plant operations; ability to comply, and cost of compliance with legislative and regulatory changes, including changes impacting environmental, health and safety compliance and changes which may restrict or prohibit the Company from using or selling certain products and raw materials; losses from the Company’s strategic alliance, joint venture, acquisition, integra tion and operational activities; rapid inflation in health care costs; loss of key employees and inability to attract and retain new key employees; prolonged work stoppage resulting from labor disputes with unionized workforce; changes in, and significant contributions required to meet pension plan funding obligations; attacks on and/or failure of the Company’s information systems; infringement or loss of the Company’s intellectual property; litigation and claims against the Company related to products, services, contracts, employment, environmental, safety, intellectual property and other matters; adverse litigation judgments or settlements; absence of or inadequacy of insurance coverage for litigation judgments, settlements or other losses; higher than expected capital expenditures; availability of financing at anticipated rates and terms; and loan covenant default arising from substantial debt and leverage and the inability to service that debt, including increases in applicable short-term or long-term borrowing rates. • For further information on risks and uncertainties, see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission. Forward-Looking Statements Non-GAAP Financial Measures This presentation includes EBITDA, Adjusted EBITDA and Net Debt which are non-GAAP financial measures as defined by the Securities and Exchange Commission. For a reconciliation to the most directly comparable GAAP financial measures, refer to the presentation Appendix.

- 3 - Business Segments At A Glance LTM Sales = $992M* Adj. EBITDA = $98M* Performance Chemicals LTM Sales $753M* Engineered Surfaces LTM Sales $239M* Value-added emulsion polymers and specialty chemicals used in coatings, adhesives, binders and other applications Functional surfaces for transportation, furnishings, new construction and refurbishment A Focused Polymer Company With Market Leadership Positions * LTM: Last Twelve Months is Through February 28, 2014; See Appendices 1, 2 and 3

- 4 - Company / Business Model Changes & Highlights 1. Business Model / Market Position 2. Expanded Global Capability 3. Technology / Differentiation

- 5 - 1. Business Model / Market Position • Leadership positions – Typically #1 or #2 in key applications • Supplier of ingredients or components critical to performance of finished products, but representing small fraction of total cost • Market position and business model enables effective margin management through periodic raw material volatility – Enhanced global sourcing capabilities – Diverse, value-added technology options – Responsive pricing mechanisms Company / Business Model Changes & Highlights

- 6 - 1. Business Model / Market Position (continued) • Strong, growing position in key markets rebounding from last recession – Residential housing and commercial real estate • Refurbishment • New Construction – Transportation • Improved profitability of Engineered Surfaces unit – Exited commercial wallcovering (N.A. & U.K.) – Increased capacity utilization by reducing manufacturing footprint – Strong pipeline of new products to enhance value to customers • North American asset repurposing in Performance Chemicals – Reduces 120 million pounds of SB latex capacity by 2015 – Improves capacity utilization and profitability – Assets converted to diversified capabilities serving higher growth markets Company / Business Model Changes & Highlights

- 7 - 2. Expanded Global Capability • Expanded global manufacturing and technology footprint provides access to fastest growing emerging world markets (Asia-Pacific, China, India) • Global infrastructure improvements drive margins and strengthen foundation for growth – SAP enterprise-wide platform – Globally integrated management – Global sourcing & logistics – Sustainability – LEAN SixSigma Company / Business Model Changes & Highlights

- 8 - 3. Technology / Differentiation • Focus on value added specialty applications through leading technologies and deep application knowledge/support • Broader / diversified technologies in attractive growth markets with acquisition of ELIOKEM – Specialty coatings – Elastomeric modifiers – Oilfield chemicals Company / Business Model Changes & Highlights Improved Business Model And Global Position And Strong Foundation On Which To Build

- 9 - OMNOVA’s Global Reach 100% = $1.0 Billion Expanding Global Footprint to Meet the Worldwide Needs of Our Customers Asia & Middle East 20% USA 59% Europe & Africa 21% Asia 2% USA 87% Europe 11% • New specialty emulsions plant in Caojing, China supports growth opportunities • Specialty rubber plant in India ― Global production hub for tires, hoses, belts, gaskets • Low cost coated fabrics plants in China and Thailand for growing transportation position 2002 2013* 100% = $681 Million Sales by Region * As of November 30, 2013

- 10 - OMNOVA Consolidated Refurbishment & New Construction 36% Transportation 20% Industrial / Other 11% Personal Hygiene 8% Paper & Packaging 19% Oilfield 6% Attractive Growth Opportunities Leveraging OMNOVA Technology And Market Recovery Markets Served - Global • Strong products / positions to grow as market recovers Refurbishment & Construction • A leading coated paper position in North America • Leverage OMN technology for growth in: – N.A. packaging – China coated paper & packaging > 2013 Paper & Packaging • Well positioned in growing Asian markets Transportation • Oilfield chemicals • Personal hygiene • China / Asia High Growth Markets Sales by Market LTM: Last Twelve Months is Through February 28, 2014

- 11 - 36% of OMNOVA LTM Sales or ~ $360 Million Refurbishment and New Construction Strong Products / Positions To Grow As Industry Recovers Residential Housing ~ 80% Commercial Building ~ 20% Refurbishment 80% New Construction 20% Refurbishment 70% New Construction 30% Elastomeric Modification 2013 2014 New housing starts 921k 1.15M Source: NAHB, MBA Architectural Coatings Carpet Latex Kitchen and Bath Laminates 2013 2014 Office vacancy rates 15.0% 14.4% Commercial Real Estate Volume $300B $330B Source: ULI / E&Y +10% LTM: Last Twelve Months is Through February 28, 2014 Solid Surface Flooring Laminates

- 12 - Paper and Packaging Chemicals Packaging And China Expected To Drive OMNOVA Growth in This Market 19% of OMNOVA LTM Sales or ~ $190 Million Leverage technology for above market performance N. American Coated Paper N. American Packaging China Coated Paper & Packaging OMN focus / technology to drive share gain Market drivers - sustainability focus, better point of sale promotion Rapidly growing middle class drives growth in segment OMN technology and assets drive market penetration > 2015 Market Size (MM Lbs Emulsion Polymers 2013) Forecasted Per Year Growth (2014-2015) OMNOVA Opportunity 900 -3% to -5% 1,800 +3% 500 +3% LTM: Last Twelve Months is Through February 28, 2014

- 13 - Transportation Well Positioned In Growing Asian Markets With China, India, Thailand Manufacturing 20% of OMNOVA LTM Sales or ~ $200 Million Projected Strong Growth In China And Asian Light Vehicle Sales And Work Tire Demand Tire Cord Adhesives - Global - Nitrile Rubber (Belts, Hoses) - Asia - Coated Fabrics (Vehicle Seating) - Asia - LTM: Last Twelve Months is Through February 28, 2014 Great Wall Motor H6 • China’s leading SUV • 2013 win adds to OMNOVA’s strong position with Chinese automotive OEMs

- 14 - High Growth Markets / Applications • Oilfield / gas drilling and cementing chemicals – Oilfield rigs projected growth at 8-10% per year through 2015 – Opportunity for OMN to grow above market • Focus in fast growth high temperature / pressure environments • Unique new emulsion and powder products • Broader product line offering to accelerate growth • Decorative laminates – Growing in retail display, luxury flooring, kitchen and bath, recreational vehicles – Cost in-use advantage / superior design aesthetics drives substitution • Personal hygiene products grow in emerging markets – Global growth in nonwoven binders – New plant in Caojing, China positioned to serve rapidly growing Asian markets Unique Technology-Focused Value Proposition Drives Growth

- 15 - 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x $0 $50 $100 $150 $200 $250 $300 $350 $400 Net Debt* (Net Debt / Adjusted EBITDA) ($ Millions) * Change in net debt – See Appendix 5 – Net Debt / Leverage LTM: Last Twelve Months is Through February 28, 2014 $111 Leverage* $68 Significant Cash Flow Generation $356 Proven Success At Deleveraging Has Enabled Opportunities Such As The ELIOKEM Acquisition $307 $287 2009 2010 2011 2011 2012 2013 LTM Q1 YE 2/28/2014 5.1x 0.9x 1.8x 2.7x 3.1x 2008 2009 2010 2011 2011 2012 2013 LTM Q1 YE 2/28/2014 3.0x ELIOKEM Acquisition ELIOKEM Acquisition $376 3.5x $309 3.2x

- 16 - Capital Structure $250 $194 $6 Liquidity 1st Quarter Debt Cost ~ 6.3% / Significant Liquidity And Covenant Cushion Foreign Debt & Other • Capital Lease • Letters of Credit Term Loan B • 2018 Maturity • L+300; floor 1.25% • Net Sr. Secured leverage ratio covenant Senior Notes 7.875% • 2018 Maturity • No financial covenants Debt $450 Million 11/30/13 2/28/14 Revolver $ 63 $ 77  Balance Drawn  Letters of Credit 0 2 0 2 Remaining Capacity 61 75 Cash 165 141 Total Liquidity $226M $216M Net Sr. Secured Leverage Ratio 2011 2012 2013 2014 * Covenant < 3.25 < 3.00 < 2.75 < 2.50 Actual 0.9 0.5 0.3 0.6 EBITDA Cushion $84M $95M $85M $77M * LTM: Last Twelve Months is Through February 28, 2014

Confidential Engineered Surfaces

- 18 - Engineered Surfaces – Segment Overview * LTM: Last Twelve Months is Through February 28, 2014; See Appendix 2 – Engineered Surfaces A Broad-Based Functional And Decorative Surfaces Business Sales* $238.9M Adj. EBITDA* $23.5M Adj. EBITDA Margin 9.8% Manufacturing Process Functional and Decorative Surfaces Customers • Durability • Stain, scratch resistance, cleanability •Attractive designs • Critical part of finished product; small part of cost • Cost effective substitute for other materials Key Characteristics: Laminates 38% Performance Films 19% Coated Fabrics 43%

- 19 - Engineered Surfaces • Kitchen and bath laminates • Furniture using coated fabrics • Furniture, appliance and flooring laminates Residential Housing Markets Served Residential Housing 24% Transportation 41% Industrial / Other 15% Commercial Buildings 20% • Automotive seating and interior materials • Bus / mass transit seating upholstery • Recreational vehicle laminates Transportation • Store fixture and display laminates • Contract furniture upholstery • Interior wall partitions • Ceiling tile laminates Commercial Building • Medical application films • Tape and labels Industrial / Other LTM: Last Twelve Months is Through February 28, 2014

- 20 - Major Surface Applications Upholstery, Laminates and Films Engineered for Functional Performance with Outstanding Design Automotive Mass Transit Kitchen & Bath Cabinets Marine Contract Flooring Digital Wall Murals RV/Mfg. Housing Industrial Window Profiles Retail Displays Decking Healthcare

Confidential Performance Chemicals

- 22 - Performance Chemicals – Segment Overview * LTM: Last Twelve Months is Through February 28, 2014; See Appendix 3 – Performance Chemicals Adj. EBITDA* $89.5M Providing Value-Added Solutions On A Global Basis Adj. EBITDA Margin 11.9% Sales* $753.5M • High performance, globally specified products • Many high margin, niche applications • High switching costs for customers • Solutions provider with value-added technical service • Critical ingredients – Key to finished product performance; small % of total cost Key Characteristics: Emulsion Polymerization Process Customers Specialty Chemicals 65% Performance Materials 35% Products (Wet / Dry) Raw Materials = Basic Monomers Styrene Butadiene Acrylics Acrylonitrile Others ― ― ― ―

- 23 - Global Chemical Markets Numerous Applications Within The Emulsion Polymer Space Personal Hygiene Coating Resins Tape & Adhesives Antioxidants Oil/Gas Drilling Specialty Rubber & Reinforcement Elastomeric Modifiers Construction Floor Care Paper/ Packaging Carpet Tire Cord

- 24 - OMNOVA Performance Chemicals Refurbishment & New Construction 33% Transportation 14% Industrial 10% Personal Hygiene 10% Paper & Packaging 25% Oilfield 8% SB Latex 43% Acrylics & Vinyl Acetate 25% Vinyl Pyridine Latex 9% Nitrile Rubber 8% Other Chemicals 4% Antioxidants 6% High Styrene 5% Broad-Based Solutions Provider Markets Served – Global * Chemistries * * LTM: Last Twelve Months Through February 28, 2014

- 25 - Key Investment Highlights  Expanded manufacturing capability in high-growth (Asia and India) emerging markets  Strong global business/supply chain infrastructure on which to build  Improved capacity utilization through repurposing N.A. assets Growing Global Footprint Leading Market Positions Diverse Business Model Stronger And More Stable Margins Strong Free Cash Flow OMNOVA Is Creating Value Through A Global Enterprise  Typically #1 or #2 – in key applications provides competitive advantage and above market growth  Strong technology and new product pipeline further enhanced with acquisition  Over 1,000 products sold to over 1,500 customers in more than 90 countries  Significant expansion into adjacent markets in the emulsion polymer space through acquisitions such as ELIOKEM  Improved margins since 2008 (despite sluggish economy and dynamic operating conditions)  Margin improvement driven by diversification of markets & technologies  Position as a critical ingredients supplier  Strong legacy of cash generation  Maintenance capex generally below D&A  NOL’s shield U.S. cash taxes for several years

- 26 - Company Confidential

- 27 - Appendix

- 28 - Appendix – Non-GAAP Financial Measures This presentation includes EBITDA, Adjusted EBITDA and Net Debt which are Non-GAAP financial measures as defined by the Securities and Exchange Commission. OMNOVA’s EBITDA is calculated as income (loss) from continuing operations less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense. OMNOVA’s Adjusted EBITDA is calculated as OMNOVA’s EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items. Segment EBITDA is calculated as segment operating income (loss) less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense. Segment Adjusted EBITDA is calculated as Segment EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items. For purposes of this presentation, Net Debt is calculated as total debt less cash. ELIOKEM’s EBITDA is calculated as net income less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense. ELIOKEM’s Adjusted EBITDA is calculated as ELIOKEM’s EBITDA less restructuring and severance expenses, asset impairments and other items. EBITDA, Adjusted EBITDA and Net Debt are not measures of financial performance under GAAP. EBITDA, Adjusted EBITDA and Net Debt are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies. EBITDA, Adjusted EBITDA and Net Debt should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP. EBITDA, Adjusted EBITDA and Net Debt are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources. Set forth below are the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measure. All appendix results are pro forma reflecting continuing business (including the acquisition of ELIOKEM and excluding the sale of global wallcovering businesses).

Appendix 1 – OMNOVA Consolidated

($ Millions)

OMNOVA Solutions Consolidated	2008	2009	2010	2011	2012	2013	LTM 2014
Income (Loss) from Continuing Operations	$ (2.9)	$ 27.4	$ 117.2	$ 16.7	$ 25.7	$ 20.5	$ 21.7
Interest expense	12.3	7.5	8.0	35.3	33.8	29.6	28.8
Amortization of deferred financing costs	0.7	0.6	0.7	2.7	2.7	2.3	2.2
Income Tax	0.1	1.0	(83.9)	13.4	11.2	6.0	6.4
Depreciation and amortization	20.9	20.4	18.7	33.5	32.0	33.6	33.9
EBITDA	$ 31.1	$ 56.9	$ 60.7	$ 101.6	$ 105.4	$ 92.0	$ 93.0
Restructuring, severance and other	0.6	1.9	0.6	2.2	1.0	5.0	4.4
Asset impairments	-	1.1	2.7	3.1	1.0	0.2	0.2
Non-cash stock compensation	2.1	2.4	3.2	3.6	4.5	2.2	2.3
Other	1.2	(0.5)	11.2	3.7	-	(2.4)	(2.4)
Adjusted EBITDA	$ 35.0	$ 61.8	$ 78.4	$ 114.2	$ 111.9	$ 97.0	$ 97.5
Sales	$ 766.7	$ 625.3	$ 781.7	$ 1,201.1	$ 1,125.5	$ 1,018.1	$ 992.3
Percentage of Adjusted EBITDA to Sales	4.6%	9.9%	10.0%	9.5%	9.9%	9.5%	9.8%

Combined Adjusted EBITDA	2008	2009	2010	2011	2012	2013	LTM 2014
OMNOVA Solutions Adjusted EBITDA	$ 35.0	$ 61.8	$ 78.4	$ 114.2	$ 111.9	$ 97.0	$ 97.5
Eliokem International Adjusted EBITDA	34.6	35.1	48.7	-	-	-	-
Combined Adjusted EBITDA	$ 69.6	$ 96.9	$ 127.1	$ 114.2	$ 111.9	$ 97.0	$ 97.5
Combined Sales							
OMNOVA Solutions	$ 766.7	$ 625.3	$ 781.7	$ 1201.1	$ 1,125.5	$ 1,018.1	$ 992.3
Eliokem International	289.5	229.5	288.4	-	-	-	-
Combined Sales	$ 1,056.2	$ 854.8	$ 1,070.1	$ 1,201.1	$ 1,125.5	$ 1,018.1	$ 992.3
Percentage of Adjusted EBITDA to Sales	6.6%	11.3%	11.9%	9.5%	9.9%	9.5%	9.8%

LTM: Last Twelve Months Through February 28, 2014

OMNOVA SOLUTIONS - 29 -

- 30 - Appendix 2 – Engineered Surfaces ($ Millions) LTM Engineered Surfaces Segment 2008 2009 2010 2011 2012 2013 2014 Segment Operating Profit $ (7.2) $ 2.2 $ (3.2) $ (1.3) $ 3.8 $ 15.6 18.5 Interest expense - - - - - - Amortization of deferred financing costs - - - - - - Income Tax - - - - - Depreciation and amortization 9.5 10.2 9.0 8.5 7.6 7.0 6.8 EBITDA $ 2.3 $ 12.4 $ 5.8 $ 7.2 $ 11.4 $ 22.6 25.3 Restructuring, severance and other 0.4 1.4 0.1 1.1 1.1 3.7 3.1 Asset impairments - 0.4 2.7 3.1 1.0 (0.2) (0.1) Non-cash stock compensation 0.9 0.6 0.5 0.5 0.9 0.2 0.1 Other - - 4.3 0.4 0.1 (4.9) (4.9) Adjusted EBITDA $ 3.6 $ 14.8 $ 13.4 $ 12.3 $ 14.5 $ 21.4 23.5 Sales $ 245.1 $ 228.5 $ 253.8 $ 249.2 $ 261.0 $ 245.1 238.9 Percentage of Adjusted EBITDA to Sales 1.5% 6.5% 5.3% 4.9% 5.6% 8.7% 9.8% LTM: Last Twelve Months Through February 28, 2014

Appendix 3 – Performance Chemicals

($ Millions)

Performance Chemicals	2008	2009	2010	2011	2012	2013	LTM 2014
Segment Operating Profit	$ 25.2	$ 47.9	$ 73.3	$ 86.5	$ 89.6	$ 64.1	$ 61.5
Interest expense	-	-	-	-	-	-	
Amortization of deferred financing costs	-	-	-	-	-	-	
Income Tax	-	-	-	-	-	-	
Depreciation and amortization	10.9	9.9	9.4	24.6	24.1	25.2	25.8
EBITDA	$ 36.1	$ 57.8	$ 82.7	$ 111.1	$ 113.7	$ 89.3	$ 87.3
Restructuring, severance and other	0.1	0.2	1.5	1.1	-	1.2	1.2
Asset impairments	-	0.7	-	-	-	0.2	0.2
Non-cash stock compensation	1.2	0.8	1.2	1.3	1.5	0.4	0.4
Other	0.1	0.2	(9.6)	-	(0.2)	0.4	0.4
Adjusted EBITDA	$ 37.5	$ 59.7	$ 75.8	$ 113.5	$ 115.0	$ 91.5	$ 89.5
Sales	$ 521.6	$ 396.8	$ 527.9	$ 951.9	$ 864.5	$ 773.0	$ 753.5
Percentage of Adjusted EBITDA to Sales	7.2%	15.0%	14.4%	11.9%	13.3%	11.8%	11.9%

Combined Adjusted EBITDA	2008	2009	2010	2011	2012	LTM 2013	LTM 2014
Performance Chemicals Adjusted EBITDA	$ 37.5	$ 59.7	$ 75.8	$ 113.5	$ 115.0	$ 91.5	$ 89.5
Eliokem International Adjusted EBITDA	34.6	35.1	48.7	-	-	-	-
Combined Adjusted EBITDA	$ 72.1	$ 94.8	$ 124.5	$ 113.5	$ 115.0	$ 91.5	$ 89.5
Combined Sales							
Performance Chemicals	$ 521.6	$ 396.8	$ 527.9	$ 951.9	$ 864.5	$ 773.0	$ 753.5
Eliokem International	289.5	229.5	288.4	-	-	-	-
Combined Sales	$ 811.1	$ 626.3	$ 816.3	$ 951.9	$ 864.5	$ 773.0	$ 753.5
Percentage of Combined Adjusted EBITDA to Combined Sales	8.9%	15.1%	15.3%	11.9%	13.3%	11.8%	11.9%

LTM: Last Twelve Months Through February 28, 2014

OMNOVA SOLUTIONS - 31 -

- 32 - Appendix 4 –Pro Forma ELIOKEM ($ Millions) Eliokem International 2008 2009 2010 Net Income $ (2.5) $ 1.2 $ 0.4 Interest expense 17.5 16.8 16.0 Amortization of deferred financing costs 0.5 0.5 0.4 Income Tax (3.3) 1.3 2.6 Depreciation and amortization 14.3 13.4 13.2 EBITDA $ 26.5 $ 33.2 $ 32.6 Restructuring & severance 1.1 3.9 1.1 Asset i pairments - - - Non-cash stock compensation - - - Other 7.0 (2.0) 15.0 Adjusted EBITDA $ 34.6 $ 35.1 $ 48.7 Sales $ 289.5 $ 229.5 $ 288.4 Percentage of Adjusted EBITDA to Sales 12.0% 15.3% 16.9%

- 33 - Appendix 5 – Net Debt / Leverage ($ Millions) Asian Acq Year-End Year-End Year-End Eliokem Year-End Year-End Year-End LTM OMNOVA Solutions Consolidated May 31, 2008 2008 2009 2010** Dec 31, 2010 2011 2012 2013 2014 Total Debt* $ 206.9 $ 196.4 $ 152.7 $ 397.2 $ 460.8 $ 459.6 $ 455.8 $ 451.7 $ 449.5 Less Cash* (13.1) (17.4) (41.5) (328.8) (84.7) (103.1) (148.5) (164.9) (140.6) Net Debt* $ 193.8 $ 179.0 $ 111.2 $ 68.4 $ 376.1 $ 356.5 $ 307.3 $ 286.8 $ 308.9 Adjusted EBITDA (Appendix 1) $ 35.0 $ 61.8 $ 78.4 $ 114.2 $ 111.9 $ 97.0 $ 97.5 Net Debt / Adjusted EBITDA 5.1 X 1.8 X 0.9 X 3.12 X 2.75 X 2.96 X 3.17 X LTM: Last Twelve Months Through February 28, 2014 * As Defined by the Term Loan B Agreement ** 2010 Total Debt includes $250.0M of Senior Notes held in escrow and 2010 cash includes restricted cash of $253.1M

- 34 - Historical Financial Results Annual Revenue* Annual Adjusted EBITDA* * LTM: Last Twelve Months is Through February 28, 2014; Pro forma results include ELIOKEM acquisition and exclude divested commercial wallcovering businesses Adjusted EBITDA - See Appendices 1, 2, 3, and 4; Annual Adjusted EBITDA includes OMNOVA Corporate Expense of $6.1M, $12.7M, $10.8M, $11.6M, $17.6M, $15.9M and $15.5M for 2008, 2009, 2010, 2011, 2012, 2013 and LTM 2014, respectively. $521.6 $396.8 $527.9 $951.9 $864.5 $773.0 $753.5 $245.1 $228.5 $253.8 $249.2 $261.0 $245.1 $238.9 $229.5 $288.4$289.5 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2008 2009 2010 2011 2012 2013 LTM 2/28/14 Performance Chemicals Engineered Surfaces ELIOKEM $854.8 $1,056.2 $1,201.1 $1,125.5 Strong EBITDA Performance Across Varied Business Conditions $37.5 $59.7 $75.8 $113.5 $115.0 $91.5 $89.5 $3.6 $14.8 $13.4 $12.3 $21.4 $23.5 $34.6 3 .1 $48.7 $14.5 9.8% 9.5% 9.9% 9.5% 11.9%11.3% 6.6% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2008 2009 2010 2011 2012 2013 LTM 2/28/14 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Performance Chemicals Engineered Surfaces ELIOKEM OMN Cons. Est. EBITDA Margin $96.9 $127.1 $114.2 $111.9 $1,018.1 $97.0 $1,070.1 $69.6 $992.3 $97.5

Company Confidential